SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                           COMMISSION FILE NO. 0-13826


                         DISCUS ACQUISITION CORPORATION

                (Name of Registrant as Specified In Its Charter)


                              AVRON L. GORDON, ESQ.
                             BRIGGS AND MORGAN, P.A.
                                 2400 IDS CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                                 (612) 334-8455

                   (Name of Person(s) Filing Proxy Statement)



Payment of Filing Fee (Check the appropriate box):


[ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


         1) Title of each class of securities to which transaction applies:
         2) Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         4) Proposed maximum aggregate value of transaction:


[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


         1) Amount Previously Paid: $125
         2) Form, Schedule or Registration Statement No.:
            Preliminary Proxy Statement
         3) Filing Party: Discus Acquisition Corporation
         4) Date Filed:  March 25, 1996





                         DISCUS ACQUISITION CORPORATION

                            2430 METROPOLITAN CENTRE
                            333 SOUTH SEVENTH STREET
                              MINNEAPOLIS, MN 55402

                      ------------------------------------

                  NOTICE OF 1996 ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 1, 1996

                      ------------------------------------



         NOTICE IS HEREBY GIVEN that the Annual Meeting of shareholders of Discus Acquisition Corporation (the "Company") will be held at the Minneapolis Club located at 729 Second Avenue South, Minneapolis, Minnesota 55402, in the Second Floor Conference Room, on May 1, 1996, at 3:30 p.m. Minneapolis time, for the following purposes, as more fully described in the accompanying Proxy
Statement:

         1. To elect seven directors for the ensuing year, including one Class B Common Stock director, and until their successors shall be elected and duly qualified;

         2. To approve an amendment to the Articles of Incorporation of the Company to change its name to Peerless Industrial Group, Inc.;

         3. To approve an amendment to the Articles of Incorporation of the Company to increase the Company's authorized shares from 10,000,000 to 30,000,000 shares;

         4. To approve an amendment to the Company's 1994 Stock Option Plan which increases the number of shares reserved thereunder for issuance of stock options from 600,000 shares to 1,000,000 shares and amends the terms and conditions and number of shares allocated thereunder for the automatic grant of stock options to outside directors;


         5. To ratify and approve the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company for the fiscal year ending December 31, 1996; and


         6. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on March 19, 1996, will be entitled to receive notice of and to vote at the meeting.

         You are cordially invited to attend the meeting. However, whether or not you plan to be personally present at the meeting, please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope. If you later desire to revoke your proxy, you may do so at any time before it is exercised.


                                   By Order of the Board of Directors


                                   Bruce A. Richard
                                   Secretary

Minneapolis, Minnesota

April 10, 1996





                         DISCUS ACQUISITION CORPORATION

                            2430 METROPOLITAN CENTRE
                            333 SOUTH SEVENTH STREET
                          MINNEAPOLIS, MINNESOTA 55402

                      ------------------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 1, 1996

                      ------------------------------------


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of the shareholders to be held at the Minneapolis Club located at 729 Second Avenue South, Minneapolis, Minnesota 55402, in the Second Floor Conference Room, on May 1, 1996 at 3:30 p.m. Minneapolis time, and at any adjournment thereof.

         Proxies in the accompanying form are solicited on behalf, and at the direction, of the Board of Directors of the Company (hereinafter sometimes referred to as the "Board"). All shares of Common Stock represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the direction on the proxies. If no direction is indicated, the shares will be voted FOR the election of the nominees for director named herein, FOR the proposal to approve the amendment to the Articles of Incorporation and to approve related authorization to the Board of Directors, FOR the proposal to increase the Company's authorized capital stock, FOR the proposal to amend the 1994 Stock Option Plan, and FOR approval of the independent accountants for the fiscal year ending December 31, 1996. If any other matters are properly presented at the meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. If a properly executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by the proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

         When stock is held in the name of more than one person, each such person should sign the proxy. If the shareholder is a corporation, the proxy should be signed in the name of such corporation by an executive or other authorized officer. If signed as attorney, executor administrator, trustee, guardian or in any other representative capacity, the signer's full title should be given and, if not previously furnished, a certificate or other evidence of appointment should be furnished. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

         A shareholder executing and returning a proxy has the power to revoke it at any time before it is voted. A shareholder who wishes to revoke a proxy can do so by executing a later-dated proxy relating to the same shares and delivering it to William H. Spell, Discus Acquisition Corporation, 2430 Metropolitan Centre, 333 South Seventh Street, Minneapolis, Minnesota 55402, prior to the vote at the Annual Meeting, by written notice of revocation received by William H. Spell prior to the vote at the Annual Meeting or by appearing in person at the Annual Meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates.


         Only shareholders of record at the close of business on March 19, 1996 (the "Record Date") will be entitled to notice of and to vote at the meeting. On the Record Date there were 5,003,901 shares of Common Stock and 1,227,273 shares of Class B Common Stock issued, outstanding and entitled to vote. The holders of the Class B Common Stock, exclusively and voting as a single class, shall be entitled, by a vote of a majority of the outstanding shares of Class B Common Stock held by such holders, to elect one director of the corporation, but have voting rights equal to holders of Common Stock on all other matters. The holders of Common Stock, exclusively and voting as a single class, shall be entitled, by a vote of a majority of the outstanding shares of Common Stock held by such holders, to elect the remainder of the directors of the corporation. Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of Common Stock held of record on the Record Date. The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting and outstanding on the Record Date is required for approval of all proposals to be voted upon at the Annual Meeting. The Notice of Annual Meeting, this proxy statement and the form of proxy which is enclosed are being mailed to the Company's shareholders on or about April 10, 1996.



                   SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

         The following table sets forth certain information as of March 19, 1996, with respect to each person known by the Company to be the beneficial owner of more than 5% of its Common Stock, each director and nominee of the Company, and all executive officers and directors of the Company as a group. Beneficial ownership of Common Stock has been determined for purposes of this table based on Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. Under this rule, a person is, in general, deemed to be the beneficial owner of a security if the person has or shares voting power or investment power in respect of such security or has the right to acquire beneficial ownership of the security within sixty (60) days. Except as indicated, each of the persons listed in the following table has sole voting and investment power with respect to the shares set forth opposite his name.

NAME AND ADDRESS                      AMOUNT AND NATURE OF     PERCENTAGE OF
OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP     OUTSTANDING STOCK

Northland Business Capital L.L.P.          1,227,273 (1)             19.7%
1285 Northland Lane
St. Paul, Minnesota  55120

Perkins Capital Management, Inc.             782,000                 12.5%
730 East Lake Street
Wayzata, MN  55391

Harry W. Spell                               625,902 (2)              9.9%
2430 Metropolitan Centre
333 South Seventh Street
Minneapolis, MN 55402

William H. Spell                             787,266 (3)             12.2%
2430 Metropolitan Centre
333 South Seventh Street
Minneapolis, MN 55402

Bruce A. Richard                             561,630 (4)              8.9%
2458 Farrington Circle
Roseville, MN 55113

Richard W. Perkins                         1,687,449 (5)             26.7%
730 East Lake Street
Wayzata, MN 55391

Reynold M. Anderson                        1,092,220 (6)             17.4%
4130 Burton Lane
Minneapolis, MN  55406

Michael E. Platt                             533,450 (7)              8.5%
7173 Oak Pointe Curve
Bloomington, MN  55438

Brian K. Smith                             1,227,273 (1)             19.7%
1285 Northland Lane
St. Paul, Minnesota  55120

Z. Albin E. Anderson Irrevocable Trust       370,000                  5.9%
c/o Reynold M. Anderson
4130 Burton Lane
Minneapolis, MN 55406

All Directors and Officers as a Group      4,795,213                 70.9%
(9 Persons) (1)(2)(3)(4)(5)(6)(7)

- ------------------------

(1) Includes 1,227,273 shares of Class B Common Stock, which is convertible into Common Stock, owned by Northland Business Capital, L.L.P., of which Brian K. Smith is a General Partner.

(2) Includes 18,181 shares owned by the Spell Family Foundation of which Mr. Spell is a director, 73,000 shares purchasable upon the exercise of vested stock options, 10,000 shares purchasable pursuant to a warrant, and 425,449 shares owned by the management of Peerless Chain Company over which Mr. Spell holds shared voting power.

(3) Includes 18,181 shares owned by the Spell Family Foundation of which Mr. Spell is a director, 230,000 shares purchasable upon the exercise of vested stock options, 10,000 shares purchasable pursuant to a warrant, and 425,449 shares owned by the management of Peerless Chain Company over which Mr. Spell holds shared voting power.

(4) Includes 42,000 shares purchasable upon the exercise of vested stock options, 10,000 shares purchasable pursuant to a warrant, and 425,449 shares owned by the management of Peerless Chain Company over which Mr. Richard holds shared voting power.

(5) Includes 782,000 shares owned by Perkins Capital Management, 72,000 shares owned by the Richard W. Perkins Living Trust, 25,000 owned by the Perkins Capital Management Profit Sharing Trust, 50,000 shares owned by Quest Venture Partners, 250,000 shares owned by Pyramid Partners, LP, 73,000 shares purchasable upon the exercise of vested stock options, 10,000 shares purchasable pursuant to a warrant, and 425,449 shares owned by the management of Peerless Chain Company over which Mr. Perkins holds shared voting power.

(6) Includes 370,000 shares owned by the Z. Albin E. Anderson Irrevocable Trust, of which Mr. Anderson is a trustee and beneficiary, 771 shares owned by Mr. Anderson's spouse, 36,000 shares purchasable upon the exercise of vested stock options, 10,000 shares purchasable pursuant to a warrant, and 425,449 shares owned by the management of Peerless Chain Company over which Mr. Anderson holds shared voting power.

(7) Includes 14,000 shares owned by Mr. Platt's spouse, 16,000 shares owned jointly with Mr. Platt's spouse and 31,250 shares purchasable upon the exercise of vested stock options.



                            1. ELECTION OF DIRECTORS

         Seven persons have been nominated for election at the Annual Meeting as directors. The directors will hold office until the next Annual Meeting of shareholders and will serve until their successors have been duly elected and qualified.

         The Board of Directors unanimously recommends a vote for each of the nominees. It is intended that votes will be cast pursuant to the enclosed proxy for the election of the nominees listed in the table below, except for those proxies which withhold such authority. Shareholders do not have cumulative voting rights with respect to the election of directors, and proxies cannot be voted for a greater number of directors than the number of nominees named below. In the event that any of the nominees shall be unable or unwilling to serve as a director, it is intended that the proxy will be voted for the election of such other person or persons as the management may recommend in the place of such nominee. The management has no reason to believe that any of the nominees will not be candidates or will be unable to serve.

         The following information has been furnished to the Company by the respective nominees for the Board of Directors.


                                             PRINCIPAL                  DIRECTOR
      NAME                AGE                OCCUPATION                   SINCE

COMMON STOCK NOMINEES

Harry W. Spell            72    Chairman of the Board of the Company        1994
                                and Chairman and Chief Executive Officer of Eagle Pacific Industries, Inc.

William H. Spell          39    Chief Executive Officer of the              1994
                                Company and Chief Operating Officer,
                                President and Director of Eagle Pacific
                                Industries, Inc.

Bruce A. Richard          66    Secretary of the Company and Vice           1994
                                Chairman, Secretary, Treasurer
                                and Director of Eagle Pacific
                                Industries, Inc.

Reynold M. Anderson       65    General Partner of Zaeco Associates,        1984
                                Limited Partnership

Michael E. Platt          54    President and Chief Executive Officer       1983
                                of Fresh Food Ventures, Inc.

Richard W. Perkins        65    President, Chief Executive Officer and      1993
                                Director of Perkins Capital
                                Management, Inc.

CLASS B NOMINEE

Brian K. Smith            36    General Partner, Northland Business         1996
                                Capital, L.L.P.


BUSINESS EXPERIENCE

         Harry W. Spell. Harry W. Spell has been a Director of the Company since 1994 and is the father of William H. Spell. He has been Chairman of the Board and Chief Executive Officer of Eagle Pacific Industries, Inc. ("Eagle Pacific") since 1992. Eagle Pacific manufactures PVC pipe and polyethylene tubing in plants in Nebraska, Oregon and Utah. He was employed by Northern States Power from 1949 until August 1988, when he retired from all positions. Mr. Spell was Senior Vice President - Finance and Chief Financial Officer of Northern States Power Company from May 1983 until April 1988. Mr. Spell currently serves as a Director of Appliance Recycling Centers of America, Inc.

         William H. Spell. William H. Spell has been a Director of the Company since 1994 and is the son of Harry W. Spell, a Director of the Company. He has been President and Chief Operating Officer of Eagle Pacific and a member of its Board of Directors since January 1992. From October 1990 through May 1993, Mr. Spell was a founder, President and Chairman of the Board of National Acquisition Corp., a public company which merged with Garment Graphics, Inc. a designer, producer and marketer of silkscreen imprinted, embroidered and decorative activewear. From 1981 to May of 1988, Mr. Spell was Vice President and Director of Corporate Finance for John G. Kinnard and Company, Incorporated, a regional investment banking firm. He also serves on the Board of Directors of Garment Graphics, Inc. Mr. Spell holds a BS degree and an MBA from the University of Minnesota.

         Bruce A. Richard. Bruce A. Richard has been a Director of the Company since 1994 and currently serves as the Company's Secretary. He has been a Director of Eagle Pacific since March 1992, is its Vice Chairman, and has served as its Vice Chairman, Secretary, Treasurer and a Director since September 1993. From 1985 through October 1986, he was President and Chief Operating Officer of Northern States Power Company, from which duties he retired. From July 1954 through 1984, Mr. Richard held various management and other positions with Northern States Power Company.

         Reynold M. Anderson. Reynold M. Anderson is a founder of the Company and served as Executive Vice President from April 1985 through November 1991. He also served as the Company's Chief Financial Officer and Secretary between 1983 and April 1985. Since 1985, he has been a General Partner of Zaeco Associates Limited Partnership, which engages in the ownership and management of real estate. From 1984 to June 1992, Mr. Anderson served as a Director and executive officer of Mintesota, Inc., which operated two Perkins Restaurants in Florida. From 1986 to May 1992, he served as a Director and executive officer of T.H.I.S. Corporation ("T.H.I.S."), which operated seven Perkins Restaurants in the Palm Beach County, Florida area. In November 1991, T.H.I.S. filed a Petition for Reorganization under Chapter 11 of the Bankruptcy Code of 1978 in the United States Bankruptcy Court for the Southern District of Florida. T.H.I.S. was subsequently liquidated. Mr. Anderson is a professional civil engineer registered in the State of Minnesota and received a degree in civil engineering from the University of Minnesota.

         Michael E. Platt. Michael E. Platt is a founder of the Company and was employed as its Chief Executive Officer from August 1983 through June 1994, and served as the Company's President from June 1994 through January 1996. He currently serves as President and Chief Executive Officer of Fresh Food Ventures, Inc., which operates a Mexican-style restaurant. He is also President and a Director of Regal One Corporation, which is engaged in the development of an automatic emission control product. Between 1976 and July 1983, he held various marketing positions with The Pillsbury Company and was its Director of Acquisitions between 1980 and 1983. Prior to joining Pillsbury, he was Vice President of Marketing with Steak & Shake, Inc., from October 1975 to May 1976. He served as Director of New Products and New Programs with Kentucky Fried Chicken Corporation, from November 1972 to September 1975. He received a BS degree from Massachusetts Institute of Technology and an MBA degree from Harvard University.

         Richard W. Perkins. Richard W. Perkins has been President, Chief Executive Officer and a Director of Perkins Capital Management, Inc. since December 1985. He has over 30 years experience in the investment business. Prior to establishing Perkins Capital Management, Inc., Mr. Perkins was a Senior Vice President at Piper Jaffray Incorporated, where he was involved in corporate finance and venture capital activities, as well as rendering investment advice to domestic and international investment managers. He held various positions with Piper Jaffray from May 1966 through December 1984. Mr. Perkins is also a Director of the following public companies: Bio-Vascular, Inc., LifeCore Biomedical, Inc., Children's Broadcasting Corporation, Garment Graphics, Inc., CNS, Inc., Eagle Pacific, Nortech Systems, Inc. and Quantech Ltd.

         Brian K. Smith. Brian K. Smith was appointed to the Board of Directors of the Company in January 1996. From 1994 to the present, he has been a General Partner of Northland Business Capital, L.L.P., a provider of mezzanine and equity funds. Northland Business Capital, L.L.P. is a subsidiary of the Northern Company, a $1 billion private financial services company. From 1990 through 1994, Mr. Smith served as Vice President of Norwest Bank Minnesota, N.A., working in their Structured Finance Group providing senior and subordinate debt for leveraged buy-outs. Norwest Bank Minnesota, N.A. is a subsidiary of Norwest Corp.

THE BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors held three meetings during the fiscal year ended December 31, 1995 (fiscal 1995). The Board of Directors has an Audit Committee, a Compensation Committee, an Executive Committee and a Nomination Committee. No director attended fewer than 75% of the total number of the meetings of the Board and of the Committees on which such member served.

         The Audit Committee, which met once in fiscal 1995, is composed of Richard W. Perkins, Michael E. Platt, Brian K. Smith and Bruce A. Richard. The function of the Audit Committee is to recommend the selection of independent auditors, review the scope and results of the audit and make inquiries as to the adequacy of the Company's accounting, financial and operating controls.

         The Compensation Committee consists of Bruce A. Richard, Richard W. Perkins, Brian K. Smith and Reynold M. Anderson. The Compensation Committee, which considers and makes recommendations concerning executive compensation, took written actions in 1995, but did not have formal meetings.

         The Executive Committee consists of William H. Spell, Bruce A. Richard and Harry W. Spell. The Executive Committee met informally throughout 1995.

         The Nomination Committee consists of Reynold M. Anderson, William H. Spell and Harry W. Spell. The Nomination Committee held no meetings in fiscal 1995.

DIRECTORS' COMPENSATION

         Directors who are also employees of the Company receive no additional compensation for their services as directors. Outside directors were paid at the rate of $350 per meeting attended in 1995. In January 1996, the Board of Directors established fees for non-employee directors at the rate of $6,000 per year.

         Pursuant to the Company's 1994 Stock Option Plan, non-employee directors will be entitled to options to purchase 18,000 shares of Company Common Stock at a price equal to fair market value of the Company's Common Stock on the date of such approval. The options vest up to 6,000 shares on the first, second and third anniversary dates of the options, if the person is a director as of such vesting date. Directors will also receive options for 18,000 shares on the same terms described above upon such director being re-elected for his or her fourth, seventh, tenth and thirteenth terms. The Board of Directors has approved, subject to approval by the shareholders, an amendment to the 1994 Stock Option Plan which provides that options to be automatically granted to outside directors elected after January 1, 1994 and prior to January 1, 1996 shall be increased from 18,000 shares to 62,000 shares, and that options granted to outside directors first elected after January 1, 1996 will be increased from 18,000 shares to 50,000 shares. See "Proposal to Amend 1994 Stock Option Plan."



                             EXECUTIVE COMPENSATION

         The following table sets forth the total compensation of the Chief Executive Officer and the Chief Financial Officer of the Company, the only executive officers of the Company, for the fiscal years ended December 31, 1995, December 25, 1994, and December 26, 1993.

                           SUMMARY COMPENSATION TABLE


                                                ANNUAL COMPENSATION                                  LONG TERM COMPENSATION
                                        -----------------------------------------------        ---------------------------------
                                                                                                SECURITIES
                                                                                                UNDERLYING            ALL OTHER
        NAME AND                                                           OTHER ANNUAL        OPTIONS/SARs          COMPENSATION
   PRINCIPAL POSITION       YEAR        SALARY ($)        BONUS ($)      COMPENSATION ($)           (#)                  ($)
   ------------------       ----        ---------         --------         ------------        -----------               ---
William H. Spell            1995          60,000           125,000                  --           175,000                  --
 Chief Executive            1994          35,000                --                  --           230,000                  --
 Officer                    1993              --                --                  --                --                  --

Michael E. Platt(1)         1995         101,617(2)             --                  --                --                  --
                            1994         159,500(2)             --                  --                --                  --
                            1993         140,000                --                  --            31,250                  --



(1) Compensation paid to Mr. Platt through June 1994 was for services as the Company's Chief Executive Officer and following June 1994 as the Company's President.

(2) Compensation paid to Mr. Platt in 1994 includes $58,333 paid in accordance with a severance agreement entered into with the Company in May 1994, pursuant to which Mr. Platt became entitled to receive a severance payment equal to his 1993 base salary, payable in monthly installments through July 1995. In 1994, the Company also paid Mr. Platt monthly compensation totaling $2,850 for his part-time services to the Company.


                                   OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                           PERCENT OF TOTAL
                   NUMBER OF SECURITIES  OPTIONS/SARs GRANTED  EXERCISE OR
                 UNDERLYING OPTIONS/SARs    TO EMPLOYEES        BASE PRICE     EXPIRATION
    NAME               GRANTED (#)         IN FISCAL YEAR      ($ / SHARE)       DATE
   ------              -----------        ----------------     -----------      -----
William H. Spell         175,000                87.5%             $1.10        11/1/02



                   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                 NUMBER OF SECURITIES
                                                                 UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED IN-
                                                                    OPTIONS/SARs AT           THE-MONEY OPTIONS/SARs AT
                      SHARES ACQUIRED           VALUE                  FY-END (#)                      FY-END ($)
    NAME              ON EXERCISE (#)        REALIZED ($)      EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
   ------             ---------------        ------------      -------------------------      -------------------------

William H. Spell                --                   --              230,000/175,000               287,500/218,750

Michael E. Platt                --                   --                31,250/0                       39,063/0






                   2. PROPOSAL TO APPROVE THE AMENDMENT TO THE
                   ARTICLES OF INCORPORATION AS AMENDED AND TO
                          APPROVE RELATED AUTHORIZATION
                            TO THE BOARD OF DIRECTORS


         By action taken effective March 18, 1996, the Board of Directors approved the following resolutions, subject in each case to approval by the shareholders at the 1996 Annual Meeting:


         RESOLVED, that Article I of the Articles of Incorporation of Discus Acquisition Corporation (the "Company") shall be amended in its entirety to read as follows:


                                    ARTICLE I


         The Name of this Corporation is Peerless Industrial Group, Inc.

         RESOLVED FURTHER, that at any time prior to filing of the foregoing amendment to the Company's Articles of Incorporation with the Secretary of the State of Minnesota, notwithstanding authorization of such amendment by the shareholders of the Company, the Board of the Company may abandon such amendment without further action by the shareholders of the Company.

         The Board of Directors believes that the change in corporate name to Peerless Industrial Group, Inc. will better reflect the principal business operations of the Company.

         THE BOARD RECOMMENDS A VOTE FOR THE ABOVE PROPOSAL TO CHANGE THE NAME OF THE COMPANY AND TO AUTHORIZE THE BOARD TO ABANDON SUCH NAME AS THE BOARD MAY DETERMINE WITHOUT FURTHER ACTION BY THE SHAREHOLDERS. The affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting of shareholders will be necessary for approval. Unless otherwise instructed, proxies will be voted FOR approval of the amendment and the related authorization to the Board of Directors.

                      3. PROPOSAL TO INCREASE THE COMPANY'S
                            AUTHORIZED CAPITAL STOCK


         The Board of Directors of the Corporation has determined that it is advisable to increase the Company's authorized capital stock from 10,000,000 shares to 30,000,000 shares and has voted to recommend that the shareholders adopt an amendment to the Company's Articles of Incorporation effecting the proposed increase. By action taken effective March 18, 1996, the Board of Directors approved the following resolution, subject to approval by the shareholders at the 1996 Annual Meeting:

         RESOLVED, that Article III, Section 3.01 of the Articles of Incorporation of Discus Acquisition Corporation (the "Company") shall be amended in its entirety to read as follows:

                                  ARTICLE III

                  3.01 The aggregate number of shares of stock which this Corporation shall have authority to issue is 30,000,000 shares, which shares shall be without par value; provided, however, that such shares shall have a par value of one cent per share, soley for the purpose of a statute or regulation imposing a tax or fee based upon the capitalization of a corporation.


         As of March 31, 1996, 5,003,901 shares of Common Stock and 1,227,273 shares of Class B Common Stock were issued and outstanding, and 2,368,523 shares were reserved for issuance upon exercise of stock options, warrants and the conversion of Class B Common Stock, leaving 1,440,303 shares available for future issuance. The Board of Directors believes it to be in the best interests of the Company to authorize additional shares of Common Stock in order to provide flexibility for corporate action in the future. In addition, management believes that the availability of additional authorized shares for issuance from time to time in the Board's discretion in connection with possible future financings, investment opportunities, acquisitions of other companies, stock splits, dividends or option grants or for other corporate purposes is desirable in order to avoid repeated separate amendments to the Company's Articles of Incorporation and the delay and expenses incurred in holding meetings of shareholders to approve such amendments. There are at present no specific understandings, arrangements or agreements with respect to any transactions that would require the Company to issue any new shares of its Common Stock, other than proposed stock option grants to employees and directors. See "Proposal to Amend 1994 Stock Option Plan."

         No further authorization by vote of the shareholders will be sought for the issuance of the additional shares proposed to be authorized, except as might be required by law or rules of the Nasdaq Stock Market or any stock exchange on which the Company's shares may then be listed. The shareholders of the Company do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of the Company's securities. Future issuances of Common Stock by the Company may be dilutive to its shareholders.

         The affirmative vote of a majority of the Common Stock outstanding and entitled to vote as of the record date is required to approve the Amendment to the Company's Articles of Incorporation. THE BOARD OF DIRECTORS CONSIDERS THIS AMENDMENT TO BE ADVISABLE AND IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT. If not otherwise specified, proxies will be voted FOR approval of this Amendment.

                            4. PROPOSAL TO AMEND 1994
                                STOCK OPTION PLAN

BACKGROUND AND SUMMARY OF PLAN

         In 1994 the Company's Board of Directors and shareholders approved the Discus Acquisition Corporation 1994 Stock Option Plan (the "Plan"), pursuant to which 600,000 shares of Common Stock were reserved for grants of options to members of the Board of Directors who are not employees of the Company and for incoming members of the Spell Group. The Plan also permits the grant of options to employees, consultants and advisors to the Company, in the discretion of the Board. The Plan further provides for the automatic grant to non-employee directors of five-year options for 18,000 shares of Common Stock when a non-employee director first becomes an outside director, exercisable as to 6,000 shares on the first, second and third anniversaries of the date of grant to such director. A copy of the Plan is attached as Appendix 1 to this Proxy Statement, and incorporated herein.

         The Board believes the Plan advances the interests of the Company and its stockholders by (i) increasing the proprietary interests of employees and non-employee directors in the Company's long-term success and more closely aligning the interests of employees and such directors with the Company's shareholders; and (ii) providing an additional means by which the Company can attract and retain qualified employees and experienced and knowledgeable people to serve as directors.

         The Plan permits a committee composed of disinterested persons to award stock options and permits the grant of stock options for up to 600,000 shares of Common Stock. Options may be granted as incentive or non-incentive stock options, except that incentive stock options may only be granted to employees of the Company or a subsidiary. The terms of option grants are approved by the Company's Compensation Committee, subject to certain conditions. The exercise price per share may not be less than the fair market value of a share of the underlying Common Stock on the date the option is granted.

         The Plan is administered by the Company's Compensation Committee, which has the authority (i) to interpret the plan document, (ii) to establish rules for the plan's administration, (iii) to determine all terms and conditions of awards (other than automatic non-employee director options) to be made under the Plan, subject to the limitations expressed therein, and (iv) to amend or modify the terms of outstanding awards, including accelerating the exercisability or vesting of an award or extending the term of an award.

         The Board of Directors may amend the Plan in such respects as is deemed advisable. No such amendment will be effective without the approval of the Company's stockholders if stockholder approval of the amendment is required pursuant to Rule 16b-3 under the Securities Exchange Act of 1934, Section 422 of the Internal Revenue Code or the rules of NASDAQ, should the Common Stock be listed on the NASDAQ National Market System.


         The Board of Directors, in an action not requiring shareholder approval, amended the definition of "fair market value" in Section 9(a) of the Plan to provide that consideration may be given, in determining the "fair market value" of the Common Stock, to any facts and circumstances which may exist at the time the option is granted which bear upon the "fair maret value" of the Common Stock, including but not limited to, opinions of independent and qualified valuation experts or investment banking firms. The amendments to
Section 9(a) further provide that the other factors determinate of "fair market value" are permissive considerations not mandatory guidelines and that the Board, or Committee if so empowered by the Board, shall act in good faith in determining the "fair market value" of the Common Stock. Such amendments were made to avoid the possibility of being unable to accurately determine the "fair market value" at any time during which the Common Stock is thinly-traded.


         If there is any material change in the corporate structure or shares of Common Stock of the Company, such as in connection with a merger, recapitalization, stock split, stock dividend or other extraordinary dividend (including a spinoff), the Stock Option Committee (or the board of the surviving corporation) shall make appropriate adjustments in the aggregate number and kind of securities to award under the Plan and in the number of shares and purchase price per share, if any, under any awards outstanding under the Plan. If all or any portion of an award terminates, expires or is canceled unexercised or unvested, then the shares subject to such an award will automatically become available for reissuance under the Plan.

         Upon termination of employment, or in the case of a non-employee director, termination of service as a director, an option terminates (i) three months after such termination (other than by reason of disability or death) or
(ii) five years after the date of the option grant. In the event such termination occurs by reason of disability or death, including death within a period of three months after termination of a directorship or employment, an option may be exercised until the earlier of (a) twelve months after such death or disability or (b) the date on which the option expires by its terms. In each of such cases, an option may be exercisable to the extent it was exercisable on the date of termination of a directorship or employment, but had not previously been exercised. No option granted under the Plan may be transferred by a participant for any reason or by any means, except by will or by the laws of descent and distribution.

PROPOSED PLAN AMENDMENT

         The Board of Directors has approved, subject to shareholder approval, an amendment to the Plan (the "Amendment") which (i) increases the total number of shares for which options may be granted from 600,000 shares to 1,000,000 shares, and (ii) increases the number of shares for which options will be automatically granted to persons who were outside directors in 1995 from 18,000 shares to 62,000 shares; and (iii) increases the number of shares for which options will be automatically granted to persons who become outside directors beginning in 1996 from 18,000 shares to 50,000 shares. The Amendment also changes the name of the plan to the Peerless Industrial Group, Inc. Stock Option Plan.

         On December 31, 1995, there were outstanding options under the Plan to purchase 491,000 shares. Additional grants for 426,000 shares were authorized in 1995 to officers and directors subject to shareholder approval of an increase in the number of shares for which options may be granted under the Plan. The Company believes that it is prudent and desirable to increase the number of shares available for grant under the Plan by 400,000 shares to permit current and future grants and to further the purposes of the Plan. At March 18, 1996, the market value of the additional shares for which options may be granted pursuant to the Plan was $692,250.

         The purposes of the Amendment are (i) to provide incentive to key employees of the Company and its subsidiaries by encouraging them to invest in the Company's stock and thereby increase their proprietary interest in its business, (ii) to further the personal commitment of key employees to the Company's success and progress, and (iii) to promote the interests of the Company and its shareholders. The Company believes that the amendment will continue to enable the Company to retain and attract key employees.

         The Plan currently provides that outside directors are automatically granted options to purchase 18,000 shares of Common Stock upon initial election to the Board, and thereafter upon reelection for his or her fourth, seventh, tenth and thirteenth terms as a director. Such options vest at the rate of 6,000 shares per year of service following the date of grant. Pursuant to the Amendment, outside directors serving who were elected prior to 1996, consisting of Harry W. Spell, Reynold M. Anderson, Bruce A. Richard and Richard W. Perkins would receive an additional option grant of 44,000 shares each which, when added to their existing automatic option grants of 18,000 shares each, total 62,000 shares for each of these outside directors. Under the revised option vesting schedule for these directors, 12,000 shares will be deemed vested as of June 7, 1995; 6,000 shares will vest on June 7, 1996; 4,000 shares will vest on January 1, 1996; and 10,000 shares will vest on June 7th in each of the years 1997, 1998, 1999 and 2000.

         Outside directors who are first elected as such after 1995, including nominees Michael E. Platt and Brian K. Smith, will be entitled to receive options for 50,000 shares each, with options vesting at the rate of 10,000 shares per year on the anniversary dates of their election.

TAX INFORMATION REGARDING STOCK OPTIONS

         An optionee will not incur any federal income tax liability as a result of the grant of an incentive stock option ("ISO") or a nonqualified stock option. The same is true when any option becomes exercisable. Upon the exercise of a nonqualified option, the optionee will generally recognize ordinary income for federal income tax purposes in an amount equal to the difference between the fair market value of the shares at the time of exercise and the exercise price. The income recognized by the optionee will be subject to tax withholding by the Company, and the Company will be entitled to a tax deduction in an amount equal to the amount of ordinary income recognized by the optionee. Upon resale of such shares by the optionee, any difference between the sale price and the fair market value of the shares at the time the option was exercised will be treated as capital gain or loss.

         Generally, an optionee will not incur federal income tax liability as the result of an exercise of an ISO. However, except in the case of death or disability, if an ISO is exercised more than three months after an optionee's termination of employment (a "disqualifying exercise"), the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. In addition, for purposes of calculating an optionee's alternative minimum tax, if any, the difference between the fair market value of the shares at the time the ISO is exercised and the exercise price becomes an item of adjustment. When the shares acquired upon exercise of an ISO are sold, the optionee will be taxed on the difference between the sale price and the exercise price. If such a sale does not occur within two years of the date the ISO was granted or within one year of the date it was exercised, then the gain, if any, will be treated as long-term capital gain. If such a sale occurs within either of the time periods specified in the preceding sentence ( a "disqualifying disposition"), then the portion of the optionee's gain equal to the difference between the fair market value of the stock on the date of exercise (or, if less, the selling price) and the exercise price will be treated as ordinary compensation income, while the balance of any gain would be treated as capital gain. The Company is generally not entitled to a deduction as the result of the grant or exercise of an ISO. However, if the optionee recognizes ordinary income as the result of a disqualifying exercise or disposition, the Company is entitled to a deduction in an equivalent amount in the taxable year of the Company in which the disqualifying event occurs.

         The foregoing is only a summary of the general effect of U.S. federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1994 Stock Option Plan and the subsequent sale of shares. This summary does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

REQUIRED VOTE


         Approval of the amendment to the Plan requires the affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting of shareholders. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE PLAN.



                                NEW PLAN BENEFITS

         The following table sets forth the benefits that have been allocated as of December 31, 1995, under the Plan. The Plan is described above. There are no other options currently contemplated other than those described below for director-nominees, although the amount of benefits granted to date is not necessarily indicative of the amounts that will be granted in the future. The high bid and low ask prices of a share of Common Stock of the Company on March 18, 1996, were $1.625 and $1.875, respectively.


NAME AND POSITION                   DOLLAR VALUE ($)(1)        NUMBER OF UNITS
- -----------------                   ----------------           ---------------

William H. Spell                       284,375                      175,000
  Officer and Director

Harry W. Spell                          71,500                       44,000
  Director

Richard W. Perkins                      71,500                       44,000
  Director

Bruce A. Richard                       112,125                       69,000
  Officer and Director

Michael E. Platt                        71,500                       44,000
  Director

Reynold M. Anderson                     81,250                       50,000
  Director

Executive Group                        396,500                      244,000

Non-Executive                          295,750                      182,000
  Director Group

Non-Executive Officer                       --                           --
  Employee Group

- -----------------------------

(1) Dollar value calculated based on March 18, 1996 closing price of $1.625 per share.


                   5. APPROVAL OF THE INDEPENDENT ACCOUNTANTS


         The Board of Directors has appointed Coopers & Lybrand L.L.P. as independent accountants for the Company for the fiscal year ending December 31, 1996. Coopers & Lybrand L.L.P. have served as the Company's independent accountants since 1984. A proposal to ratify the appointment of Coopers & Lybrand L.L.P. will be presented at the Annual Meeting. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to answer appropriate questions from shareholders.

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.



                              CERTAIN TRANSACTIONS

         In connection with the Company's acquisition of the Peerless Chain Company in December 1995, the Company sold an aggregate of 2,388,874 shares of Common Stock for a purchase price of $2,627,761, or $1.10 per share, to a group of investors in a private placement transaction, including five of the Company's directors or their affiliates. The proceeds from such private placement of Common Stock were used to partially fund the acquisition of Peerless. The following officers/directors participated in the private placement, individually or indirectly through other entities in which they had beneficial interests, purchasing the number of shares indicated: William H. Spell, Chief Executive Officer and a Director (81,817 shares); Harry W. Spell, Chairman and a Director (95,453 shares); Reynold M. Anderson, Director (100,000 shares); Bruce A. Richard, Director (68,181 shares); and Richard W. Perkins, Director (375,000 shares). Pursuant to negotiations which commenced immediately prior to the acquisition of Peerless, Northland Business Capital, L.L.P. ("Northland"), of which Brian K. Smith is a General Partner, acquired 1,227,273 shares of Class B Common Stock pursuant to the terms of a Stock Purchase Agreement entered into between the Company and Northland in January 1996. The Common Stock sold to the foregoing persons was issued directly by the Company to the purchasers in a private placement transaction without registration of such shares under the Securities Act of 1933, as amended (the "Act"), pursuant to a claimed exemption therefrom. The shares constitute "restricted securities" as that term is defined under Rule 144 of the Act and may not be resold unless registered under the Act or an exemption from registration becomes available under Rule 144 or another provision under the Act.

         On November 1, 1995 the Board of Directors of the Company authorized the sale of the shares as a part of the plan to acquire Peerless and finance that acquisition, subject to receiving a fairness opinion. The Board of Directors engaged Summit Investment Corporation ("Summit"), an investment banking firm, to provide an opinion to the Company as to the fairness of the purchase price for the Common Stock. On November 29, 1995, Summit rendered its opinion that the financing involving the sale of the Company's equity securities was fair from a financial point of view to the Company and its shareholders. On that date the bid and ask prices for the Company, based upon information available from the NASD Bulletin Board, were $1.375 and $1.75 per share, respectively. In establishing the price for the Common Stock to be sold, the Board of Directors also took into account the market price for the Common Stock of the Company and the fact that the shares to be sold were not registered under the Act and would be restricted as to sale, transfer and disposition.

         In connection with the acquisition of Peerless, the Company determined that it was desirable to permit certain members of the Peerless management to participate in the acquisition, by providing them the opportunity to acquire a proprietary interest in the Company through the purchase of Common Stock. The Company arranged for loans to nine members of the Peerless management from American Commercial Bank totalling $468,000. The Company has guarantied the repayment of such loans. To induce the American Commercial Bank to make such loan, and as a condition of such financing, the Bank required additional credit enhancements in the form of personal guaranties from certain directors of the Company. Accordingly, and in consideration of the issuance of warrants to them, William H. Spell, Harry W. Spell, Reynold M. Anderson, Richard W. Perkins, and Bruce A. Richard personally guarantied payment of such obligations, in consideration for which the Company issued to each of them five-year warrants to purchase 10,000 shares of the Company's Common Stock at $1.10 per share. As security for the guaranties by the Company and the directors, the nine members of the Peerless management (along with their wives if stock was issued to them jointly) pledged their shares of Common Stock to the Company and the directors to secure payment of the obligations guarantied.

         Bridge Loans from Directors. In connection with the Peerless acquisition, Pyramid Partners, L.P., an affiliate of Richard W. Perkins, and Harry W. Spell loaned the Company $125,000 and $100,000, respectively, in December 1995, on the basis of short-term unsecured promissory notes bearing interest at the rate of 20 percent per annum. The notes were repaid in January, February and March 1996.


                      COMPLIANCE WITH SECTION 16(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Such officers, directors and shareholders are required by the Commission to furnish the Company with copies of all such reports.

         To the Company's knowledge, based solely on a review of copies of reports filed with the Commission during 1995, all applicable Section 16(a) filing requirements were complied with, except for the acquisition of options to purchase 18,000 shares each of Common Stock pursuant to the 1994 Stock Option Plan by Reynold M. Anderson, Richard W. Perkins, Bruce A. Richard and Harry W. Spell in June 1994 which was not reported until January 1996.

MANAGEMENT OF THE COMPANY

         The following table provides information with respect to the Company's executive officers. Each executive officer has been appointed to serve until his successor is duly appointed by the Board of Directors or his earlier removal or resignation from office.

           NAME                   AGE        PRINCIPAL OCCUPATION

      William H. Spell            39         Chief Executive Officer and
                                             Director of the Company

      Jan C. van Osnabrugge       53         President of the Company

      Robert E. Deter             51         Chief Financial Officer of the
                                             Company

      William H. Spell. See "Election of Directors."

         Jan C. van Osnabrugge. Jan C. van Osnabrugge has been employed by the Company's subsidiary, Peerless Chain Company, since January 1994 and has served as the President and Chief Executive Officer of Peerless since January 1994. Prior to joining Peerless, he served as Chief Executive Officer of Wolfking Belam BV (NL) from September 1992 through September 1993. Between November 1990 and September 1992 he was employed by Stork RMS BV and Stork NON BV in various executive capacities, including Chief Executive Officer and Vice President of Sales and Marketing.

         Robert E. Deter. Robert E. Deter has been employed by Peerless since 1979. He has served as the Company's Controller since 1991 and as its Chief Financial Officer since April 1995.

                                  OTHER MATTERS

         The management of the Company is unaware of any other matters that are to be presented for action at the meeting. Should any other matter properly come before the meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

         In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses incurred by them in connection therewith. All expenses incurred in connection with this solicitation will be borne by the Company.

                              SHAREHOLDER PROPOSALS

         Proposals intended to be presented at the 1997 Annual Meeting must be received by the Company by December 15, 1996 to be considered for inclusion in the Company's proxy materials relating to that meeting.


                         ANNUAL REPORT TO SHAREHOLDERS

         A copy of the Company's Annual Report to shareholders for the fiscal year ended December 31, 1995, accompanies this Notice of Annual Meeting, Proxy Statement and related form of Proxy Card. No part of the Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                  FORM 10-KSB

         THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF FEES BASED ON THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBIT(S) SHOULD BE DIRECTED TO MR. WILLIAM H. SPELL, CHIEF EXECUTIVE OFFICER, AT THE COMPANY'S PRINCIPAL ADDRESS.


                                   By Order of the Board of Directors

                                   DISCUS ACQUISITION CORPORATION



                                   William H. Spell
                                   Chief Executive Officer


- --------------------------------------------------------------------------------

                                                                      Appendix 1

                PEERLESS INDUSTRIAL GROUP, INC. STOCK OPTION PLAN

                                   SECTION 1.

                                   DEFINITIONS

         As used herein, the following terms shall have the meanings indicated below:

         (a) "Acquisition" shall mean: (i) any consolidation or merger to which the Company is a party; (ii) any sale or conveyance to another corporation of the property of the Company; (iii) any purchase by, or conveyance to, the Company of another corporation or such corporation's property as an entirety or substantially as an entirety; (iv) any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), or (v) any issuance of Company securities for securities or substantially all of the assets of another corporation or the issuance by another corporation of its securities for Company securities.

         (b) The "Company" shall mean Peerless Industrial Group, Inc., a Minnesota corporation.

         (c) "Committee" shall mean a Committee composed of not fewer than the minimum number of persons required by Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended from time to time, who may be appointed by, and serve at the pleasure of the Board and shall have such powers and authority as are granted to it by the Board, including, without limitation, the authority to grant stock operations hereunder. Each of the members of the Committee shall be a "disinterested" person within the meaning of Rule 16b-3, as then in effect. As of the date hereof, a "disinterested" person under Rule 16b-3 means a person who, among other things, has not at any time within one year prior to appointment to the Committee been granted or awarded equity securities pursuant to the Plan or any other plan of the Company or its affiliates, except to the extent such participation does not disqualify such director from being a disinterested person under Rule 16b-3.

         (d) "Common Stock" shall mean the Common Stock of the Company, subject to adjustment as described in Section 12.

         (e) The "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

         (f) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

         (g) The "Optionee" for purposes of Section 9 is an employee of the Company or any Subsidiary to whom an incentive stock option has been granted under the Plan. For purposes of Section 10, the "Optionee" is the officer, employee, advisor or consultant of the Company or any Subsidiary to whom a nonqualified stock option has been granted.

         (h) The "Plan" shall mean the Peerless Industrial Group, Inc. Stock Option Plan, as amended hereafter from time to time including the forms of Option Agreements as they may be modified by the Board from time to time.

         (i) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.


                                   SECTION 2.

                                     PURPOSE

         The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees and consultants upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

         It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, and through the granting of nonqualified stock options pursuant to Section 10 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors.


                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of the date it is adopted by the Board of Directors of the Company and approved by the Company's shareholders.


                                   SECTION 4.

                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (the "Board") or, to the extent empowered by the Board, by a Stock Option Committee (hereinafter referred to as the "Committee" and as defined in Section 1(f) of this Plan) which may be appointed by the Board from time to time. The Board shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price, terms and condition of each option. The Committee shall have such powers as are granted to it by the Board. The Board, or the Committee if so empowered by the Board, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Board's interpretation of the Plan, or the Committee's interpretation if so empowered by the Board, and all actions taken and determinations made by the Board pursuant to the power vested in it hereunder, or by the Committee to the extent empowered by the Board, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

         In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.

                                  PARTICIPANTS

         The Board, or the Committee if so empowered by the Board, shall from time to time, at its discretion and without approval of the shareholders, designate those directors, officers, employees, and consultants or advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted; provided, however, that nonemployee directors shall only be entitled to the nonqualified stock options granted under the provisions of Section 11 hereof; and provided further that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital-raising transaction. The Board, or the Committee if so empowered by the Board, shall also designate those employees of the Company or of any Subsidiary to whom incentive stock options shall be granted.

         Except with respect to nonemployee directors, the Board, or the Committee if so empowered by the Board, may grant additional incentive stock options or nonqualified stock options to some or all participants then holding options or may grant such options solely or partially to new participants. In designating participants, the Board, or the Committee if so empowered by the Board, shall also determine the number of shares to be optioned to each such participant.


                                   SECTION 6.

                                      STOCK

         The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Common Stock. One Million (1,000,000) shares of Common Stock shall be reserved and available for options under the Plan; provided, however, the total number of shares of Common Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 13 of the Plan. In the event that any outstanding option granted under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Common Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.


                                   SECTION 7.

                                DURATION OF PLAN

         Incentive stock options may be granted pursuant to this Plan from time to time during a period of ten (10) years from the earlier of the date the Plan is approved by the Board of Directors or the date it is approved by the shareholders of the Company. Nonqualified stock options may be granted pursuant to the Plan from time to time after the date the Plan is adopted by the Board of Directors and until the Plan is discontinued or terminated by the Board.


                                   SECTION 8.

                                     PAYMENT

         Optionee may pay for shares upon exercise of options granted pursuant to this Plan with cash, certified check or Common Stock of the Company valued at such stock's then "fair market value" as defined in Section 9 below.


                                   SECTION 9.

                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

         Each incentive stock option granted pursuant to the Plan shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee (if so empowered by the Board) and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. The option price per share shall not be less than one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board, or the Committee if so empowered by the Board, grants the option; provided, however, that, if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock per share on the date of the grant of the option. The "fair market value" of the Common Stock of the Company on the date the option is granted shall be determined by and in the sole discretion of the Board, or the Committee if so empowered by the Board, with consideration given to the following factors: (1) if such stock is then reported in the national market system or is listed upon an established exchange or exchanges, in determining the "fair market value" of the Common Stock, consideration shall be given to the last closing price of such stock in such national market system or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock; (2) if such stock is not reported in the national market system or listed upon an exchange, in determining the "fair market value" of the Common Stock, consideration shall be given to the mean between the "bid" and "asked" prices quoted in the Common Stock of the Company on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (3) in determining the "fair market value" of the Common Stock, consideration may be given to any facts and circumstances which may exist at the time the option is granted which, in the sole discretion of the Board, or the Committee if so empowered by the Board, bear upon the "fair market value" of the Common Stock of the Company, including but not limited to, opinions of independent and qualified valuation experts or investment banking firms. In determining the "fair market value" of the Common Stock of the Company, the Board, or Committee if so empowered by the Board, shall act in good faith and shall be fully protected by doing so.

         (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Board, or the Committee if so empowered by the Board, but in no event shall any incentive stock option be exercisable during a term of more than ten
         (10) years after the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Board, or the Committee if so empowered by the Board, may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Other Provisions. The Option Agreement authorized under this
         Section 9 shall contain such other provisions as the Board, or the Committee if so empowered by the Board, shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "Incentive Stock Option" as defined in
         Section 422 of the Internal Revenue Code or to conform to any change therein.

         (d) Holding Period. The sale or other disposition of any shares of Common Stock acquired by an Optionee pursuant to the exercise of an option describe above shall be eligible for the favorable taxation treatment of Section 42(a) of the Internal Revenue Code if no disposition of such shares is made by the Optionee within two (2) years from the date of the granting of the option under which the shares were acquired nor within one year after the acquisition of such shares pursuant to the exercise of such option, or such other periods as may be prescribed by the Internal Revenue Code. In the event of an Optionee's death, such holding period shall not be applicable pursuant to Section 421(c)(1) of the Internal Revenue Code.


                                   SECTION 10.

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

         Each nonqualified stock option granted pursuant to the Plan shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee (if so empowered by the Board), and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Board of Directors, or the Committee if so empowered by the Board, the option price per share shall be equal to one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board or the Committee grants the option. For the purposes hereof, the "fair market value" of a share of Common Stock shall have the same meaning as set forth under Section 9(a) herein.

         (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Board, or the Committee if so empowered by the Board. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Board, or the Committee if so empowered by the Board, may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Withholding. In the event the Optionee is required under the Option Agreement to pay to the Company, or make arrangements satisfactory to the Company respecting payment of, any federal, state, local or other taxes required by law to be withheld with respect to the option's exercise, the Board of the Committee may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its "fair market value," as provided under Section 9(a) hereof, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall also comply with such rules as may be adopted by the Board or the Committee to assure compliance with Rule 16b-3, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

         (d) Other Provisions. The Option Agreement authorized under this
         Section 10 shall contain such other provisions as the Board, or the Committee, as the case may be, shall deem advisable.


                                   SECTION 11.

                  GRANTING OF OPTIONS TO NONEMPLOYEE DIRECTORS

         Each nonemployee director of the Company who is elected to the Board after December 31, 1995 shall automatically be granted a nonqualified option (a "Director Option"), as of the date of his or her election to the Board, to purchase fifty thousand (50,000) shares of the Company's Common Stock. The terms and conditions of Director Options granted pursuant to this Section 11 shall be as follows: (a) Options shall expire on the earlier of (i) twelve (12) months after the Optionee ceases to be a director or (ii) five (5) years after the date of grant; provided, however, that in the event the nonemployee director ceases to be a director as a result of death or disability of such director, any option granted to such nonemployee director hereunder may be exercised until (i) twelve
(12) months after such death or disability or (ii) the date on which the option, by its terms, expires, whichever is earlier; (b) The option shall become exercisable as to 10,000 shares beginning on the later of (i) the first anniversary of the grant of the option or (ii) six (6) months after the date on which the plan is first approved by the shareholders of the Company in accordance with Rule 16b-3 under the Securities Exchange Act (such date hereinafter referred to as the "Exercise Date") each such option shall be exercisable with respect to an additional 10,000 on the second, third, fourth and fifth anniversary of the Exercise Date; and it shall be a condition to the exercise that in each case, the director shall have maintained continuous service as a director throughout such twelve (12) month period; and (c) the exercise price per share shall be one hundred percent (100%) of the fair market value per share on the date of grant of such option, as determined in accordance with Section 9 hereof. If any amendment to the Plan requires approval by the shareholders of the Company for continued applicability of Rule 16b-3 under the Exchange Act, or for initial or continued listing of the Common Stock or other securities of the Company upon any stock exchange, then such amendment shall be approved by the holders of a majority of the Company's outstanding capital stock entitled to vote.

         Director Options granted to persons who were nonemployee directors elected after January 1, 1994 and prior to January 1, 1996, shall be increased by 44,000 shares, to an aggregate of 62,000 shares which shall be exercisable in accordance with the following schedule:

             Number of Shares                    Date Exercisable
             ----------------                    ----------------
                 12,000                           June 7, 1995
                  4,000                           January 1, 1996
                  6,000                           June 7, 1996
                 10,000                           June 7, 1997
                 10,000                           June 7, 1998
                 10,000                           June 7, 1999
                 10,000                           June 7, 2000

         The terms of the foregoing options shall be as follows: (a) Options shall expire on the earlier of (i) twelve (12) months after the Optionee ceases to be a director or (ii) five (5) years after the date of grant; provided, however, that in the event the nonemployee director ceases to be a director as a result of death or disability of such director, any option granted to such nonemployee director hereunder may be exercised until (i) twelve (12) months after such death or disability or (ii) the date on which the option, by its terms, expires, whichever is earlier; (b) it shall be a condition to the exercise that in each case, the director shall have maintained continuous service as a director throughout such twelve (12) month period; and (c) the exercise price per share shall be one hundred percent (100%) of the fair market value per share on the date of grant of such option, as determined in accordance with Section 9 hereof.


                                   SECTION 12.

                               TRANSFER OF OPTION

         No option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any option granted under the Plan during the Optionee's lifetime, such transfer shall be void and the option, to the extent not fully exercised, shall terminate.


                                   SECTION 13.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE,
                          CONSOLIDATION OR LIQUIDATION

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Common Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be equitably adjusted by the Board of Directors to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         In the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, exchange, consolidation or liquidation of the Company, the Board of Directors shall, in its sole discretion, in connection with the Board's adoption of the plan for sale, merger, exchange, consolidation or liquidation, provide for one or more of the following: (i) the acceleration of the exercisability of any or all outstanding options; (ii) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonably period of time in which to exercise the options prior to, or simultaneously with, the effectiveness of such sale, merger, exchange, consolidation or liquidation); and (iii) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for sale, merger, exchange, consolidation or liquidation and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such sale, merger, exchange, consolidation or liquidation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                   SECTION 14.

                               INVESTMENT PURPOSE

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to an Optionee, the Board, or the Committee if so empowered by the Board, may require the Optionee to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Board, or the Committee if so empowered by the Board, shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that the Optionee shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws. The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 14.


                                   SECTION 15.

                             RIGHTS AS A SHAREHOLDER

         An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares (except as otherwise provided in Section 13 above). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13).


                                   SECTION 16.

                                AMENDMENT OF PLAN

         The Board of Directors of the Company may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 13, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall, (i) materially increase the number of shares subject to the Plan except as provided in Section 13 hereof,
(ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan, unless such revision or amendment is approved by the shareholders of the Company. Additionally, the provisions of Section 11 shall not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of "Incentive Stock Options" as defined in Section 422 of the Internal Revenue Code.


                                   SECTION 17.

                        NO OBLIGATION TO EXERCISE OPTION

         The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ or as a director for any period.


- --------------------------------------------------------------------------------


                         DISCUS ACQUISITION CORPORATION
                            2430 METROPOLITAN CENTRE
                            333 SOUTH SEVENTH STREET
                          MINNEAPOLIS, MINNESOTA 55402

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, having duly received the Notice of 1996 Annual Meeting and the Proxy Statement, dated April 1, 1996, hereby appoints William H. Spell and Reynold M. Anderson as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all common shares of Discus Acquisition Corporation held of record by the undersigned on March 19, 1996, at the 1996 Annual Meeting of shareholders to be held on May 1, 1996 at 3:30 p.m. at the Minneapolis Club located at 729 Second Avenue South, Minneapolis, Minnesota 55402, in the Second Floor Conference Room, and at any adjournments thereof.

1. To elect directors for the ensuing year and until their successors shall be elected and duly qualified.

         [ ] FOR all nominees listed below
             (except as marked to the contrary below)

         [ ] WITHHOLD AUTHORITY
             to vote for all nominees listed below

                  REYNOLD M. ANDERSON, WILLIAM H. SPELL, HARRY W. SPELL, MICHAEL E. PLATT, RICHARD W. PERKINS, BRUCE A. RICHARD

         INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided below.

         ---------------------------------------------------------------------



2. To approve an amendment to the Articles of Incorporation of the Company to change its name to Peerless Industrial Group, Inc.

             [ ]   FOR            [ ]   AGAINST            [ ]   ABSTAIN

3. To approve an amendment to the Articles of Incorporation of the Company to increase the Company's authorized shares from 10,000,000 to 30,000,000 shares.

             [ ]   FOR            [ ]   AGAINST            [ ]   ABSTAIN

4. To approve an amendment to the Company's 1994 Stock Option Plan which increases the number of shares reserved thereunder for issuance of stock options from 600,000 to 1,000,000 shares and amends the terms and conditions and number of shares allocated thereunder for the automatic grant of stock options to outside directors.

             [ ]   FOR            [ ]   AGAINST            [ ]   ABSTAIN



5. To ratify and approve the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company for the fiscal year ending December 31, 1996.


             [ ]   FOR            [ ]   AGAINST            [ ]   ABSTAIN

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

             [ ]   FOR            [ ]   AGAINST            [ ]   ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 6. ABSTENTIONS WILL BE COUNTED TOWARDS THE EXISTENCE OF A QUORUM.

         Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated: ________________________________   _____________________________________

                                          _____________________________________

             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.



                         DISCUS ACQUISITION CORPORATION
                            2430 METROPOLITAN CENTRE
                            333 SOUTH SEVENTH STREET
                          MINNEAPOLIS, MINNESOTA 55402

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, having duly received the Notice of 1996 Annual Meeting and the Proxy Statement, dated April 1, 1996, hereby appoints William H. Spell and Reynold M. Anderson as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all common shares of Discus Acquisition Corporation held of record by the undersigned on March 19, 1996, at the 1996 Annual Meeting of shareholders to be held on May 1, 1996 at 3:30 p.m. at the Minneapolis Club located at 729 Second Avenue South, Minneapolis, Minnesota 55402, in the Second Floor Conference Room, and at any adjournments thereof.

1. To elect a director for the ensuing year and until his or her successor shall be elected and duly qualified.

          [ ]  FOR the nominee listed below

          [ ]  WITHHOLD AUTHORITY
               to vote for the nominee listed below

                                 BRIAN K. SMITH

2. To approve an amendment to the Articles of Incorporation of the Company to change its name to Peerless Industrial Group, Inc.

             [ ]   FOR            [ ]   AGAINST            [ ]   ABSTAIN

3. To approve an amendment to the Articles of Incorporation of the Company to increase the Company's authorized shares from 10,000,000 to 30,000,000 shares.

             [ ]   FOR            [ ]   AGAINST            [ ]   ABSTAIN

4. To approve an amendment to the Company's 1994 Stock Option Plan which increases the number of shares reserved thereunder for issuance of stock options from 600,000 to 1,000,000 shares and amends the terms and conditions and number of shares allocated thereunder for the automatic grant of stock options to outside directors.

             [ ]   FOR            [ ]   AGAINST            [ ]   ABSTAIN



5. To ratify and approve the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company for the fiscal year ending December 31, 1996.


             [ ]   FOR            [ ]   AGAINST            [ ]   ABSTAIN

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

             [ ]   FOR            [ ]   AGAINST            [ ]   ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 6. ABSTENTIONS WILL BE COUNTED TOWARDS THE EXISTENCE OF A QUORUM.

         Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated: ________________________________   _____________________________________

                                          _____________________________________

             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.